Exhibit 10.1

IPG PHOTONICS CORPORATION
2008 EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated Effective December 1, 2018)

ARTICLE I
INTRODUCTION

1.01 Purpose. IPG Photonics Corporation (the "Company") established and maintains this IPG Photonics Corporation 2008 Employee Stock Purchase Plan, as amended from time to time (the "Plan") to provide employees of IPG Photonics with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Company has amended and restated the Plan effective December 1, 2018 (the "Restatement Date," and the Plan on and after the Restatement Date, the "Restated Plan").

1.02 Operation. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Code Section 423. Accordingly, the provisions of the Plan will be administered, interpreted and construed so as to extend and limit Plan participation in a manner consistent with the requirements of Code Section 423. However, the Company makes no undertaking or representation to maintain such qualification. In addition, the Plan authorizes the purchase of shares of Common Stock under a Non-Code Section 423(b) Component, pursuant to rules, procedures or sub- plans adopted by the Board and designed to achieve tax, securities law or other objective, provided, however, that U.S. Employees will not be permitted to purchase shares of Common Stock under the Non- Code Section 423(b) Component.

ARTICLE II
DEFINITIONS

2.01 "Administrator" means the Compensation Committee of the Board or any committee designated by the Board to administer the Plan pursuant to Article VII.

2.02 "Affiliate" means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

2.03 "Board" means the Board of Directors of the Company.

2.04 "Change in Control" means the occurrence of any of the following events:

(a) Any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), including a "group" (as defined in Section 13(d)(3) of the Exchange Act), other than (i) the Company, (ii) any wholly- owned subsidiary of the Company, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company having fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business) (the "Company Voting Securities"); provided, however, that the event described in this paragraph (a) shall not be deemed to be a Change in Control by virtue of any underwriter temporarily holding securities pursuant to an offering of such securities;

(b) During any period of two consecutive years, individuals who at the beginning of any such period constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, unless the election, or the nomination for election by the stockholders of the Company, of each new director of the Company during such period was approved by a vote of at least two-thirds of the Incumbent Directors then still in office;

(c) As the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of all or substantially all of the assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then-outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction is held in the aggregate by the holders of the securities of the Company entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(d) The stockholders of the Company approve a plan of complete liquidation of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than fifty percent (50%) of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided, however, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control transaction shall then occur.

2.05 "Code" means the U.S. Internal Revenue Code of 1986, as amended.

2.06 "Code Section 423(b) Component" means an employee stock purchase plan that is designed to meet the requirements set forth in Code Section 423(b), as amended. The provisions of the Code Section 423(b) Component shall be construed, administered and enforced in accordance with Code Section 423(b).

2.07 "Common Stock" means the common stock of the Company.

2.08 "Company" means IPG Photonics Corporation, a Delaware corporation.

2.09 "Compensation" means (i) the base salary and wages paid in cash to a Participant by the Participating Company, plus (ii) any pre-tax contributions made by the Participant under Code Section 401(k) or 125. "Compensation" shall exclude variable compensation (including bonuses, incentive compensation, commissions, overtime pay and shift premiums), all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items.

2.10 "Employee" means any individual who is a common law employee of a Participating Company for tax purposes whose customary employment with the Participating Company is at least twenty (20) hours per week and more than five (5) months in any calendar year; provided, however, that any individual who is an employee of a Participating Company in the Non-Code Section 423(b) Component may be an Employee for purposes of the Plan even if his or her customary employment is less than twenty (20) hours per week and less than five (5) months in any calendar year, to the extend required by applicable local law.

2.11 "Enrollment Date" means the first Trading Date of each Offering Period.

2.12 "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.13 "Exercise Date" means the last Trading Date of each Offering Period.

2.14 "Fair Market Value" means, as of any date, the value of a share of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Common Stock, its Fair Market Value will be determined in good faith by the Administrator.

2.15 "Fiscal Year" means the 12-consecutive month period coinciding with the calendar year, which is the Company's fiscal year.
2.16 "Non-Code Section 423(b) Component" means the grant of an option under the Plan that is not intended to meet the requirements set forth Code Section 423(b).

2.17 "Offering Period" means a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined pursuant to Section 3.03.

2.18 "Parent" means a "parent corporation" whether now or hereafter existing, as defined in Code Section 424(e).

2.19 "Participant" means an Employee who elects to participate in the Plan, as provided in Section 3.04.

2.20 "Participating Company" means the Company and each Related Company that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the Code Section 423(b) Component, only the Company, a Parent or a Subsidiary may be a Participating Company; provided, however, that, at any given time, a Subsidiary that is a Participating Company under the Code Section 423(b) Component will not be a Participating Company under the Non-Code Section 423(b) Component.

2.21 "Plan" and "Restated Plan" means the IPG Photonics Corporation 2008 Employee Stock Purchase Plan, as amended and restated effective December 1, 2018, which includes a Code Section 423(b) Component and a Non-Code Section 423(b) Component, as it may be amended from time to time.

2.22 "Purchase Price" means the price at which Participants may purchase Common Stock under the Plan, as determined pursuant to Section 5.02.

2.23 "Related Company" means any Parent, Subsidiary or Affiliate of the Company.

2.24 "Subsidiary" means a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

2.25 "Trading Day" means a day on which the U.S. national stock exchanges are open for trading.

2.26 "U.S. Employee" means an Employee who (i) resides in the United States, and (ii) is employed by the Company or a Participating Company located in the United States.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

3.01 Eligibility. Subject to the requirements of Section 3.04, each Employee who has completed six (6) or more months of continuous service with a Participating Company on an Enrollment Date of an Offering Period shall be eligible to participate in such Offering Period; provided, however, that, for Employees participating in the Non-Code Section 423(b) Component, to the extent required by applicable local law, an Employee may be eligible to participate in an Offering Period, notwithstanding that he or she has not completed six (6) or more months of continuous service with a Participating Company on an Enrollment Date of an Offer Period.

3.02 Limitations. Notwithstanding any provisions of the Plan to the contrary, no Employee will be granted an option to purchase shares of Common Stock under the Plan (a) to the extent that, immediately after the grant, such Employee would own capital stock of the Company or any Related Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Related Company (for purposes of this subsection, the rules of Code Section 424(d) shall apply in determining stock ownership of any Employee), or (b) to the extent that such Employee's rights to purchase stock under all employee stock purchase plans (as defined in Code Section 423) of the Company or any Related Company accrues at a rate that exceeds $25,000 of Fair Market Value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

3.03 Offering Periods. The Offering Periods shall consist of approximately six (6) month periods commencing on the first Trading Day on or after January 1 and July 1 of each Fiscal Year and ending on the Trading Day coincident with or next preceding June 30 and December 31 of such Fiscal Year. Notwithstanding the foregoing, the first Offering Period hereunder shall commence on the first Trading Day on or after December 1, 2018, and shall end on the Trading Day coincident with or next preceding June 30, 2019 (the "First Offering Period"). The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

3.04 Participation. An Employee may become a Participant in the Plan by (i) submitting to the Administrator (or its designee), on or before a dated prescribed by the Administrator prior to an applicable Enrollment Date, a properly completed authorization for payroll deductions in the form provided by the Administrator for such purposes or (ii) following an electronic or other enrollment procedure prescribed by the Administrator. To the extent required by applicable local law, the Administrator, in its sole discretion, may decide that an Eligible Employee may contribute to the Plan by means other than payroll deductions, provided, that after December 31, 2018, contributions other than payroll deductions will be permissible only for Employees participating in the Non-Code Section 423(b) Component.

ARTICLE IV
PAYROLL DEDUCTIONS

4.01 Amount of Deduction/Contribution. At the time a Participant enrolls in the Plan pursuant to Section 3.04, he or she will elect payroll deductions or contribution amounts (as applicable) of any whole percentage not exceeding ten percent (10%) of such Participant's Compensation for each pay period during an Offering Period. Payroll deductions or contributions authorized by a Participant will commence on the first payday following the Enrollment Date. A Participant's election shall remain in effect for successive Offering Periods unless modified or suspended by the Participant in accordance with procedures established by the Administrator or terminated as provided in Section 4.07.

4.02 Participant's Account. All of a Participant's payroll deductions/contributions will be credited to an account established for such Participant under the Plan. Except as expressly provided herein, a Participant may not make any additional payments into such account.

4.03 Changes in Payroll Deductions/Contributions. Once enrolled for an Offering Period, a Participant may not change his or her payroll deduction/contribution election for that Offering Period, unless required by applicable local law.

4.04 Administrator's Power to Suspend Deductions/Contributions. Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423(b)(8) and Section 3.02 of the Plan, a Participant's payroll deductions/contributions may be decreased at any time during an Offering Period. Subject to Code Section 423(b)(8) and Section 3.02 hereof, payroll deductions/ contributions will recommence at the rate elected by the Participant immediately prior to the suspension, effective as of the Enrollment Date of the first Offering Period in which the Participant's payroll deductions/contributions will comply with Code Section 423(b)(8) and Section 3.02, unless terminated as provided in Section 4.07.

4.05 Interest. No interest will be paid, accrued, or allowed on the payroll deductions of a Participant in the Plan or any money paid into the Plan or credited to the account of or distributed to any Participant, unless required by applicable local law.

4.06 Withdrawal. No Participant in the Plan shall be entitled to withdraw any amount from the accumulated payroll deductions/contributions in his or her account, unless required by applicable local law; provided, however, that a Participant's accumulated payroll deductions/contributions shall be refunded to the Participant as and to the extent specified in Section 4.07 below.

4.07 Termination of Employment. Notwithstanding anything in the Plan to the contrary, upon termination of a Participant's employment with the Participating Companies for any reason, the Participant's participation in the Plan shall be terminated and the payroll deductions/contributions credited to the Participant's account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to the Participant or, in the case of the Participant's death, to the Participant's designated beneficiary. If no beneficiary is designated or if a beneficiary designation is not permitted by the Administrator, the amounts credited to the Participant's account shall be paid to the Participant's spouse, if any, and if none, to the Participant's estate.

ARTICLE V
OPTION GRANTS AND EXERCISE

5.01 Grant of Option. On an Enrollment Date of each Offering Period, each Participant shall be deemed to have been granted an option to purchase on the Exercise Date of the Offering Period a number of shares of Common Stock determined by dividing the Participant's accumulated payroll deductions/contributions as of the Exercise Date by the Purchase Price.

5.02 Purchase Price. The applicable Purchase Price shall be an amount equal to the lower of (a) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or (b) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date; provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII.

5.03 Limitation. Except as provided below or otherwise provided by the Administrator, the maximum number of shares of Common Stock that a Participant may purchase with respect to any Offering Period is the number of shares determined by dividing $12,500 by the Fair Market Value of a share of Common Stock on the Enrollment Date. Notwithstanding the preceding sentence, the maximum number of shares of Common Stock that a Participant may purchase with respect to the First Offering

Period shall be the number of shares determined by dividing $25,000 by the Fair Market Value of a share of Common Stock on the Enrollment Date for First Offering Period.

5.04 Option Exercise. Except as provided in Section 4.07, a Participant's option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to an option will be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions/contributions in the Participant's account. During a Participant's lifetime, the Participant's option to purchase shares hereunder is exercisable only by him or her.

5.05 Fractional Shares. No fractional shares of Common Stock will be purchased; any payroll deductions/contributions accumulated in a Participant's account that are not sufficient to purchase a full share of Common Stock will be retained in the Participant's account for the subsequent Offering Period.

5.06 Purchase Reductions. Notwithstanding anything herein to the contrary, the Administrator shall have the discretion to reduce the number of shares of Common Stock to be purchased by Participants with respect to an Offering Period and to allocate such reduced number of shares among Participants in such Offering Period, so long as such reduction and allocation is done in a manner consistent with Code Section 423. Any payroll deductions not applied to the purchase of shares of Common Stock shall be promptly refunded to Participants after the Exercise Date of the Offering Period to which such reduction applies.

5.07 Delivery. After each Exercise Date on which a purchase of shares of Common Stock occurs, shares purchased upon exercise of the Participant's option shall be held in such Participant's account. As soon as administratively practicable after the Participant's request, the Company will distribute to such Participant, as appropriate, the shares in each Participant's account in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant's account.

ARTICLE VI
COMMON STOCK

6.01 Available Shares. Subject to Section 9.05, the maximum number of shares of Common Stock that will be made available for sale under the Restated Plan will be 400,000 shares of Common Stock, plus an annual increase, if any, to be added on the first day of each Fiscal Year so that the total number of shares of Common Stock available shall be equal to the greater of (i) the number of shares of Common Stock available under the Plan as of the last day of the immediately preceding Fiscal Year and
(ii) the lesser of (A) 400,000 shares of Common Stock and (B) seventy-five hundredths of one percent (0.75%) of the outstanding shares of Common Stock on the last day of the immediately preceding Fiscal Year. Any or all shares of Common Stock may be granted under the Code Section 423(b) Component.

6.02 Registration. Shares of Common Stock purchased by a Participant under the Plan will be registered in the name of the Participant or, to the extent required or if the Participant so directs by written notice to the Administrator prior to the Exercise Date, in the name of the Participant and his or her spouse.

ARTICLE VII
ADMINISTRATION

7.01 Administration. The Administrator shall administer the Plan. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for administration of the Plan (including, without limitation, to adopt such rules, procedures and sub-plans as are necessary or appropriate to accommodate the specific requirements of applicable local laws to permit the participation in the Plan by Employees who are foreign nationals or employed outside of the United States). Every finding, decision and determination made by the Administrator shall, to the fullest extent permitted by law, be final and binding upon all parties.

7.02 Delegation. The Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate to one or more individuals all or any part of its authority and powers under the Plan.

7.03 Rules Governing the Administration of the Committee. The Board may from time to time appoint members of a committee to serve as the Administrator of the Plan. Such committee may select one of its members as its chairperson, shall hold meetings at such times and places as it shall deem advisable, and may hold telephonic meetings. All determinations of the committee shall be made by a majority of its members. A decision or determination reduced to writing and signed by a majority of the members of the committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

ARTICLE VIII
AMENDMENT AND TERMINATION

8.01 Amendment or Termination. The Board may at any time and for any reason suspend, terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, alter (a) the aggregate number of shares of Common Stock that may be issued under the Plan (except pursuant to Section 9.05), or (b) the class of Employees eligible to receive options under the Plan, other than to designate Participating Companies; and provided, further, that, subject to Section 8.02, no termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Employee under such option. In addition, and notwithstanding anything contained herein to the contrary, to the extent necessary under Code Section 423 (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

8.02 Administrator Authority. Without stockholder consent, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation or otherwise contributed by the Participant, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan, in each case so long as any such action is consistent with Code Section 423. None of the foregoing actions shall be considered to have adversely affected any right of any Participant.

8.03 Accounting Treatment. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(a) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(b) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of such action;

(c) reducing the maximum percentage of Compensation that a Participant may elect to set aside as payroll deductions;

(d) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period; and

(e) allocating shares of Common Stock to Participant's pursuant to

Section 5.06.

None of the foregoing actions shall require stockholder approval or shall be considered to have adversely affected any right of any Participant.

ARTICLE IX
MISCELLANEOUS

9.01 Transferability. Neither payroll deductions/contributions credited to a Participant's account nor any option or other rights with regard to the exercise of an option to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant other than by will, the laws of descent and distribution, or as provided in Section 9.04.

9.02 Use of Funds. The Company may use all payroll deductions/contributions received or held by the Company under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions/contributions, unless otherwise required by applicable local law. Until shares of Common Stock are issued under the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares.

9.03 Reports. Individual accounts will be maintained for each Participant. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions/contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

9.04 Designation of Beneficiary.

(a) If permitted by the Administrator in its sole discretion, a Participant may designate a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator in its sole discretion, a Participant may designate a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent may be required by the Administrator in its sole discretion for such designation to be effective, unless otherwise required by applicable local law.

(b) If the Administrator in its sole discretion has permitted the Participant to make a beneficiary designation, the Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company will deliver such shares and/or cash to the Participant's spouse, if any, and if none, to the Participant's estate.

(c) All beneficiary designations permitted under this Section 9.04 will be made in such form and manner as the Administrator may prescribe from time to time.

9.05 Adjustment upon Changes in Capitalization; Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock such that adjustment is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Administrator shall adjust the shares of Common Stock to preserve the benefits or potential benefits under the Plan. Action by the Administrator may include adjustment of: (i) the number and class of Common Stock that may be delivered under the Plan, (ii) the Purchase Price per share, (iii) the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and (iv) the numerical limits of Section 6.01.

(b) Change in Control. In the event of a Change in Control, any Offering Period then in progress will be shortened by setting a new Exercise Date (the "New Exercise Date") on the date of the Change in Control and will terminate on such date, unless provided otherwise by the Administrator. The Administrator will notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date.

9.06 Notices. All notices or other communications by a Participant to the Company or the Administrator under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company or Administrator at the location, or by the person, designated by the Company or Administrator for the receipt thereof.

9.07 Conditions Upon Issuance of Shares.

(a) Shares of Common Stock will not be issued with respect to an option under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed, and will further be subject to the approval of counsel for the Company with respect to such compliance. If, on the Exercise Date of any Offering Period, as delayed to the maximum extent permissible, the shares of Common Stock have not yet been issued, all payroll deductions/contributions accumulated during the Offering Period (reduced to the extent, if any, such deductions/contributions have been used to acquire shares of Common Stock) shall be distributed to Participants, without interest, unless otherwise required under applicable local law.

(b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

9.08 Covenants of the Company. The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common stock upon exercise. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise unless and until such authority is obtained.

9.09 Effective Date. The Restated Plan shall become effective as of its adoption by the Board, subject to approval by the holders of a majority of the shares of Common Stock, and shall continue in effect until the earlier of the date that (a) the shares of Common Stock reserved for issuance have been depleted, and (b) the Restated Plan is terminated under Article VIII.

9.10 No Employment Rights. The Plan does not, directly or indirectly, create in any person any right with respect to employment or continuation of employment by the Company or any Related Company, and it shall not be deemed to interfere in any way with the Company's or any Related Company's right to terminate, or otherwise modify, any Employee's employment at any time.

9.11 Severability. If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision shall not affect the enforceability of the other provisions of the Plan, and the Plan shall be construed in all respects as if such invalid provision had been omitted.

9.12 Electronic Delivery of Plan Information and Electronic Signatures. To the extent permitted by applicable law, the Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan (including without limitation, prospectuses required by applicable securities law) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). To the extent permitted by applicable law, a Participant may submit his or her payroll deduction election or other forms by electronic facsimile or other method of recording of the Participant's election or signature in a manner that is acceptable to the Administrator.

9.13 Treatment of Non-U.S. Participants. Participants who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Administrator. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

9.14 Eligible Persons in Other Countries. Without amending the Plan, the Administrator may grant options or establish other procedures to provide benefits to Employees who are not U.S. Employees on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable (a) to comply with provisions of the laws or regulations or conform to the requirements to operate the Plan in a qualified or tax or accounting advantageous manner in other countries or jurisdictions in which the Company or any Participating Company may operate or have employees, (b) to ensure the viability of the benefits from the Plan to Employees employed in such countries or jurisdictions and (c) to meet the objectives of the Plan.

9.15 Governing Law. Except to the extent superseded by the federal laws of the United States, the law of the State of Delaware, without regard to its conflict of laws provisions, will govern all matters relating to the Plan. Participants, the Company, a Participating Company, a Subsidiary, the Parent, and any Affiliate each submit and consent to the jurisdiction of the courts in the Commonwealth of Massachusetts, County of Worcester, including the Federal Courts located therein, should Federal jurisdiction requirements exist in any dispute or action brought to enforce (or otherwise relating to) the Plan.